                                                                 EXHIBIT 10.115

[TORONTO REAL ESTATE BOARD LOGO]                                   [REALTY LOGO]

                         AGREEMENT OF PURCHASE AND SALE
                      (FOR USE IN THE PROVINCE OF ONTARIO)


PURCHASER       AMRAM'S DISTRIBUTING LTD.          , agrees to purchase from
         ----------------------------------------
           (Full legal names of all Purchasers)

VENDOR                 METRUS PROPERTIES LTD.                  , the following
      --------------------------------------------------------
               (Full legal names of all Vendors)

REAL PROPERTY:

Address     as outlined below      fronting on the East side of Parkshore Drive
       ---------------------------                 ----         ---------------
the    City of Brampton
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and having a frontage of   more or less by a depth of   more or less and legally
                        ---                          ---
described as Being 7.5 acres (more or less), described Plan 43M-987 Block 1
             ------------------------------------------------------------------
and Block 2 (partial) Regional Municipality of Peel, as shown approximately as
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cross-hatched on Schedule "B"                                (the "property").
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(Legal description of land including easements not described elsewhere)

PURCHASE PRICE:  One Million, Five Hundred Fifty Six Thousand, Two Hundred and
                ---------------------------------------------------------------
Fifty                                                Dollars (CDN$1,556,250.00)
------------------                                           ------------------

DEPOSIT:

Purchaser submits   (upon acceptance) Eighty Thousand   Dollars (CDN$80,000.00)
                  ------------------------------------          ---------------
                       (Herewith/Upon Acceptance)

cash or negotiable cheque payable to     CB Commercial Real Estate Group
                                     -----------------------------------------
Canada Inc., Realtor to be held in trust pending completion of other
--------------------
termination of this Agreement and to be credited toward the Purchase Price on completion. Purchaser agrees to pay the balance as follows:


SCHEDULE(S)    "A" & "B"      attached hereto form(s) part of this Agreement.
            -----------------

1.  CHATTELS INCLUDED:  N/A
                      ---------------------------------------------------------

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2.  FIXTURES EXCLUDED:   N/A
                      ---------------------------------------------------------

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3.  RENTAL ITEMS:  The following equipment is rented and not included in the
    Purchase Price. The Purchaser agrees to assume the rental contract(s), if assumable
             ------------------------------------------------------------------

4.  IRREVOCABILITY: This Offer shall be irrevocable by     Purchaser      until
                                                      ------------------
                                                      (Vendor/Purchaser)
    5:00 p.m. on the 27th day of November, 1997 after which time, if not
    -----           ------      ----------   --
    accepted, this Offer shall be null and void and the deposit shall be returned to the Purchaser in full without interest.

5. COMPLETION DATE: This Agreement shall be completed by no later than 6:00 p.m. on the 30th day of January, 1998. Upon completion, vacant possession
                ----        -------    --
    of the property shall be given to the Purchaser unless otherwise provided for in this Agreement.

6. NOTICES: Vendor hereby appoints the Listing Broker as Agent for the purpose of giving and receiving notices pursuant to this Agreement. Only if the Co-operating Broker represents the interests of the Purchaser in this transaction, the Purchaser hereby appoints the Co-operating Broker as Agent for the purpose of giving and receiving notices pursuant to this Agreement. Any notice relating hereto or provided for herein shall be in writing. This offer, any counter offer, notice of acceptance thereof, or any notice shall be deemed given and received, when hand delivered to the address for service provided in the Acknowledgement below, or where a facsimile number is provided herein, when transmitted electronically to that facsimile number.

    FAX No.                       (For delivery of notices to Vendor)
            ---------------------

    FAX No.     416-674-6575      (For delivery of notices to Purchaser)
            ---------------------

7.  GST: if this transaction is subject to Goods and Services Tax (G.S.T.),

    then such tax shall be        in addition to           the Purchase Price.
                           -------------------------------
                             (included in/in addition to)

    If this transaction is not subject to G.S.T., Vendor agrees to certify on or before closing, that the transaction is not subject to G.S.T.

8.  TITLE SEARCH: Purchaser shall be allowed until 6:00 p.m. on the 15th day of
                                                                    ----
    January, 1998, (Requisition Date) to examine the title to the property at
    --------   --
    his own expense and until the earlier of: (i) thirty days from the later of the Requisition Date or the date on which the conditions in this Agreement are fulfilled or otherwise waived or; (ii) five days prior to completion, to satisfy himself that there are no outstanding work orders or deficiency
    notices affecting the property, that its present use   (M-4 Industrial)
                                                         ---------------------
    may be lawfully continued and that the principal building may be insured against risk of fire. Vendor hereby consents to the municipality or other governmental agencies releasing to Purchaser details of all outstanding work orders affecting the property, and Vendor agrees to execute and deliver such further authorizations in this regard as Purchaser may reasonably require.

9. FUTURE USE: Vendor and Purchaser agree that there is no representation or warranty of any kind that the future intended use of the property by Purchaser is or will be lawful except as may be specifically provided for in this Agreement.

10. TITLE: Provided that the title to the property is good and free from all registered restrictions, charges, liens, and encumbrances except as otherwise specifically provided in this Agreement and save and except for
    (a) any registered restrictions or covenants that run with the land providing that such are complied with;* (b) any registered municipal agreements and registered agreements with publicly regulated utilities providing such have been complied with, or security has been posted to ensure compliance and completion, as evidenced by a letter from the relevant municipality or regulated utility;* (c) any minor easements for the supply of domestic utility or telephone services to the property or adjacent properties;* (d) any easements for drainage, storm or sanitary sewers, public utility lines, telephone lines, cable television lines or other services*. If within the specified times referred to in paragraph 8 any valid objection to title or to any outstanding work order or deficiency notice, or to the fact the said present use may not lawfully be continued, or that the principal building may not be insured against risk of fire is made in writing to Vendor and which Vendor is unable to remove, remedy or satisfy and which Purchaser will not waive, this Agreement notwithstanding any intermediate acts or negotiations in respect of such objections, shall be at an end and all monies paid shall be returned without interest or deduction and Vendor, Listing Broker and Co-operating Broker shall not be liable for any costs or damages. Save as to any valid objection so made by such day and except for any objection going to the root of the title, Purchaser shall be conclusively deemed to have accepted Vendor's title to the property.


    -------------
    * and which do not materially affect the Purchaser's intended use

11. DOCUMENTS AND DISCHARGE: Purchaser shall not call for the production of any title deed, abstract, survey or other evidence of title to the property except such as are in the possession or control of Vendor. If requested by Purchaser, Vendor will deliver any sketch or survey of the property within Vendor's control to Purchaser as soon as possible and prior to the Requisition Date. If a discharge of any Charge/Mortgage held by a corporation incorporated pursuant to the Trust And Loan Companies Act (Canada), Chartered Bank, Trust Company, Credit Union, Caisse Populaire or Insurance Company and which is not to be assumed by Purchaser on completion, is not available in registrable form on completion, Purchaser agrees to accept Vendor's lawyer's personal undertaking to obtain, out of the closing funds, a discharge in registrable form and to register same on title within a reasonable period of time after completion, provided that on or before completion Vendor shall provide to Purchaser a mortgage statement prepared by the mortgagee setting out the balance required to obtain the discharge, together with a direction executed by Vendor directing payment to the mortgagee of the amount required to obtain the discharge out of the balance due on completion.

12. INSPECTION: Purchaser acknowledges having had the opportunity to inspect the property and understands that upon acceptance of this Offer there shall be a binding agreement of purchase and sale between Purchaser and Vendor.


13. INSURANCE: All buildings on the property and all other things being purchased shall be and remain until completion at the risk of Vendor. Pending completion, Vendor shall hold all insurance policies, if any, and the proceeds thereof in trust for the parties as their interests may appear and in the event of substantial damage, Purchaser may either terminate this Agreement and have all monies paid returned without interest or deduction or else take the proceeds of any insurance and complete the purchase. No insurance shall be transferred on completion. If Vendor is taking back a Charge/Mortgage, or Purchaser is assuming a Charge/Mortgage, Purchaser shall supply Vendor with reasonable evidence of adequate insurance to protect Vendor's or other mortgagee's interest on completion.

14. PLANNING ACT: This Agreement shall be effective to create an interest in the property only if Vendor complies with the subdivision control provisions of the Planning Act by completion and Vendor covenants to proceed diligently at his expense to obtain any necessary consent by completion.

15. DOCUMENT PREPARATION: The Transfer/Deed shall, save for the Land Transfer Tax Affidavit, be prepared in registrable form at the expense of Vendor, and any Charge/Mortgage to be given back by the Purchaser to Vendor at the expense of the Purchaser. If requested by Purchaser, Vendor covenants that the Transfer/Deed to be delivered on completion shall contain the statements contemplated by Section 50 (22) of the Planning Act, R.S.O. 1990.

16. RESIDENCY: Purchaser shall be credited towards the Purchase Price with the amount, if any, necessary for Purchaser to pay to the Minister of National Revenue to satisfy Purchaser's liability in respect of tax payable by Vendor under the non-residency provisions of the Income Tax Act by reason of this sale. Purchaser shall not claim such credit if Vendor delivers on completion the prescribed certificate or a statutory declaration that Vendor is not then a non-resident of Canada.

17. ADJUSTMENTS: Any rents, mortgage interest, realty taxes including local improvement rates and unmetered public or private utility charges and unmetered cost of fuel, as applicable, shall be apportioned and allowed to the day of completion, the day of completion itself to be apportioned to Purchaser.

18. TIME LIMITS: Time shall in all respects be of the essence hereof provided that the time for doing and completing of any matter provided for herein may be extended or abridged by an agreement in writing signed by Vendor and Purchaser or by their respective lawyers who may be specifically authorized in that regard.

19. TENDER: Any tender of documents or money hereunder may be made upon Vendor or Purchaser or their respective lawyers on the day set for completion. Money may be tendered by bank draft or cheque certified by a Chartered Bank, Trust Company, Province of Ontario Savings Office, Credit Union or Caisse Populaire.

20. FAMILY LAW ACT: Vendor warrants that spousal consent is not necessary to this transaction under the provisions of the Family Law Act, R.S.O. 1990 unless Vendor's spouse has executed the consent hereinafter provided.

21. UFFI: Vendor represents and warrants to Purchaser that during the time Vendor has owned the property, Vendor has not caused any building on the property to be insulated with insulation containing ureaformaldehyde, and that to the best of Vendor's knowledge no building on the property contains or has ever contained insulation that contains ureaformaldehyde. This warranty shall survive and not merge on the completion of this transaction, and if the building is part of a multiple unit building, this warranty shall only apply to that part of the building which is the subject of this transaction.

22. CONSUMER REPORTS: THE PURCHASER IS HEREBY NOTIFIED THAT A CONSUMER REPORT CONTAINING CREDIT AND/OR PERSONAL INFORMATION MAY BE REFERRED TO IN CONNECTION WITH THIS TRANSACTION.

23. AGENCY: It is understood that the brokers involved in the transaction represent the parties as set out in the Confirmation of Representation below.

24. AGREEMENT IN WRITING: If there is conflict between any provision added to this Agreement (including any Schedule attached hereto) and any provision in the standard pre-set portion hereof, the added provision shall supersede the standard pre-set provision to the extent of such conflict. This Agreement including any Schedule attached hereto, shall constitute the entire Agreement between Purchaser and Vendor. There is no representation warranty, collateral agreement or condition, which affects this Agreement other than as expressed herein. This Agreement shall be read with all changes of gender or number required by the context.

25. SUCCESSORS AND ASSIGNS: The heirs, executors, administrators, successors and assigns of the undersigned are bound by the terms herein.

          ETOBICOKE                25th            NOVEMBER       97
DATED at ___________________ this _______  day of __________  19 ____
SIGNED, SEALED AND DELIVERED in the presence of:  IN WITNESS whereof I have hereupon set my hand and seal:

       /s/ John Lafontaine         /s/ Elliott Rivkin            11/25/97
(Witness) _____________  (Purchaser) _____________  (Seal)  DATE ________
                                     AMRAM'S DISTRIBUTING LTD.

(Witness) _____________  (Purchaser) _____________  (Seal)  DATE ________

I, the Undersigned Vendor, agree to the above Offer. I hereby irrevocably instruct my lawyer to pay directly to the Listing Broker the unpaid balance of the commission together with applicable Goods and Services Tax (and any other taxes as may hereafter be applicable), from the proceeds of the sale prior to any payment to the undersigned on completion, as advised by the Listing Broker to my lawyer.


           [illegible]             26th           November       97
DATED at ___________________ this _______  day of __________  19 ____
SIGNED, SEALED AND DELIVERED in the presence of:  IN WITNESS whereof I have hereupon set my hand and seal:

       /s/ John Lafontaine     Robert H. Degasperis          November 26/97
(Witness) _____________  (Vendor) _____________  (Seal)  DATE ________

                                   METRUS
                                   PROPERTIES LTD.

(Witness) _____________  (Vendor) _____________  (Seal)  DATE ________

SPOUSAL CONSENT: The Undersigned Spouse of the Vendor hereby consents to the disposition evidenced herein pursuant to the provisions of the Family Law Act, R.S.O. 1990, and hereby agrees with the Purchaser that he/she will execute all necessary or incidental documents to give full force and affect to the sale evidenced herein.

(Witness) _____________  (Spouse) _____________  (Seal)  DATE ________

CONFIRMATION OF EXECUTION: Notwithstanding anything contained herein to the contrary, I confirm this Agreement with all changes both typed and written was finally executed by
                5:00                 27         NOVEMBER    97
all parties at ______ a.m. (p.m.) this ___ day of ________, 19

          _______________________________________
            (Signature of Vendor or Purchaser)

                         CONFIRMATION OF REPRESENTATION

I hereby acknowledge and confirm       |     I hereby acknowledge and confirm
the Listing Broker represents the      |     the Co-operating Broker represents
interests of the                             the interests of the
___________________________________    |     __________________________________
(Vendor/Vendor and the Purchaser)      |          (Vendor/Purchaser)
in this transaction.                         in this transaction.

___________________________________          __________________________________
Signature of Listing Broker            |     Signature of Co-operating Broker
or authorized representative           |     or authorized representative
                                       |
Name of Listing Broker:                |     Name of Co-operating Broker:
___________________________________    |     __________________________________


[___]___________ [___]_____________    |     [___]___________ [___]____________
 Tel. No.         FAX No.                     Tel. No.         FAX No.

                                ACKNOWLEDGEMENT

I acknowledge receipt of my signed     |    I acknowledge receipt of my signed
copy of this accepted Agreement        |    copy of this accepted Agreement
of Purchase and Sale and I authorize   |    of Purchase and Sale and I authorize
the Agent to forward a copy to my      |    the Agent to forward a copy to my
lawyer.                                |    lawyer.

______________________  DATE_______    |    _________________  DATE ___________
(Vendor)                               |    (Purchaser)

______________________  DATE_______    |    _________________  DATE ___________
(Vendor)                               |    (Purchaser)

Address for Service:_______________    |    Address for Service:_______________
_____________Tel. No.(____)________    |    _____________Tel. No.(____)________

Vendor's Lawyer ___________________    |    Purchaser's Lawyer ________________
Address ___________________________    |    Address ___________________________

[___]___________ [___]_____________    |    [___]___________ [___]_____________
 Tel. No.         FAX No.                    Tel. No.         FAX No.

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FOR OFFICE USE ONLY                COMMISSION TRUST AGREEMENT

To: Co-operating Broker shown on the foregoing Agreement of Purchase and Sale:
In consideration for the Co-operating Broker procuring the foregoing Agreement of Purchase and Sale, I hereby declare that all moneys received or receivable by me in connection with the Transaction as contemplated in the MLS Rules and Regulations of my Real Estate Board shall be receivable and held in trust. This agreement shall constitute a Commission Trust Agreement as defined in the MLS Rules and shall be subject to and governed by the MLS Rules pertaining to Commission Trust.

DATED as of the date and time of the acceptance of the foregoing Agreement of
Purchase and Sale.           Acknowledged by:

___________________________________         ___________________________________
Signature of Listing Broker                 Signature of Co-operating Broker
or authorized representative                or authorized representative

                                  SCHEDULE "A"

To be read with and form a part of this Agreement of Purchase on Sale between
AMRAM'S DISTRIBUTING LTD.                                   (Purchaser) and
------------------------------------------------------------
METRUS PROPERTIES LTD.                                      (Vendor) dated
------------------------------------------------------------
NOVEMBER 25, 1997
------------------------------------------------------------

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1.   DEPOSIT
     -------

     It is understood and agreed by the Purchaser and the Vender that the deposit cheque in the amount of Eighty Thousand ($80,000.00) will be delivered within 48 hours of acceptance of the Offer to the Vendor's solicitor, in Trust, and deposited into an interest bearing trust account.

     The Vendor and Purchaser direct the Vendor's Solicitor to invest the deposit monies in the Interest bearing trust account at a Canadian Chartered Bank or Trust Company, until closing or termination of this Agreement, with Interest accruing to the benefit of the Purchaser unless it shall forfeit the deposit by operation of law.

2.   ACREAGE ADJUSTMENT
     ------------------

     The Purchaser and Vendor acknowledge that the purchase price of the real property is calculated on the basis of Two Hundred and Seven Thousand, Five Hundred ($207,500.00) per acre and that a final survey shall be supplied at the expense of the Vendor and the price shall be adjusted upwards or downwards in accordance with the Certificate of the Surveyor as to the land area, multiplied by the price of Two Hundred and Seven Thousand, Five Hundred ($207,500) per acre.

3.   ASSIGNMENT
     ----------

     It is agreed that the Purchaser shall have the right at any time to assign this Agreement to a corporation or corporations, and/or person or persons, and when such assignment shall have been made and written notice thereof shall have been given to the Vendor or it's Solicitors, and the assignee shall have assumed, in writing by agreement enforceable by the Vendor, all of the Purchaser's rights and obligations hereunder to the same extent and in the same manner as if such assignee has executed this Agreement of Purchase and Sale as Purchaser, and then upon the delivery of such assumption agreement to the Vendor all of the obligations of the assignor hereunder shall cease and terminate.

4.   CONDITION OF LAND
     -----------------

     The Vendor represents and warrants to and in favour of the Purchaser that, to the best knowledge of the Vendor, (i) there are no toxic, dangerous or potentially hazardous substances or conditions on or affecting the property including, without limitation, PCBs, radioactive substances or petroleum products, and (ii) there has been no discharge of contaminants into, onto, over or beneath the property.

5.   PART LOT CONTROL
     ----------------

     The Vendor represents and warrants to and in favour of the Purchaser that the property is subject to a part lot control by-law and that the Vendor has the right to convey the property to the Purchaser in compliance with the Planning Act (Ontario), without the necessity of obtaining a severance consent under such Act.

6.   CONDITIONS:
     ----------

     The Purchaser's obligation under this Agreement is conditional for forty-five (45) business days from acceptance of this agreement upon the Purchaser;

     (1) satisfying itself in its sole and unfettered discretion, of the environmental & soil conditions of the property at its own expense. If said testing requires any disturbance of soils, then the Purchaser agrees to reinstate the property to its original condition as existing prior to the undertaking of any such soil tests, in the event of termination of this agreement. If the agreement is terminated all environmental testing and reports will be provided to the Vendor at an equal shared cost. The deposit shall secure the obligation to repair any damages caused by such tests. The Purchaser indemnifies the Vendor for any liability that may arise out of the testing and;

                                  SCHEDULE "A"
                                    Page Two

To be read with and form a part of this Agreement of Purchase on Sale between
AMRAM'S DISTRIBUTING LTD.                                   (Purchaser) and
------------------------------------------------------------
METRUS PROPERTIES LTD.                                      (Vendor) dated
------------------------------------------------------------
NOVEMBER 25, 1997
------------------------------------------------------------

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     (2) receiving the approval of the Board of Directors of its parent company,
         Russ Berrie and Company Inc., to this Agreement, which approval may be withheld in the sole discretion of such Board of Directors.

     (3) satisfying itself that the property is fully serviced, to the lot lines, with all municipal services and other installations required for public utilities or pursuant to any subdivision or other agreement, that same have been fully paid for and none will be charged as local improvements, that same are sufficient for the proposed use of the property by the Purchaser, and that all municipal levies, imposts and permit fees in respect thereof have been paid by the Vendor;

     (4) satisfying itself that the zoning of the property will permit the use of the property by the Purchaser for its intended purposes;

     (5) satisfying itself that a building permit with respect to the Purchaser's proposed construction on the property will be available upon compliance with normal procedures therefor.

     (6) satisfying itself, in its sole discretion, as to (1) the status of all capital levies, sewer impost fees, local improvement rates, special assessments and other capital or similar charges against the Property,
         (2) the status of all development charges and parkland dedication levies in respect of the Property and (3) whether top soil must be removed from or added to the Property in order to permit the Purchaser's proposed construction, and the determination of the costs thereof.

     Each of the foregoing conditions is for the sole benefit of the Purchaser and may be waived by the Purchaser in its sole discretion in whole or in part by Notice to the Vendor. In the event that any condition contained herein has not been fully satisfied on or before the forty fifth (45th) business day from the acceptance of this Agreement or waived by the Purchaser, this agreement shall come to an end and the deposit and all interest earned thereon shall be returned to the Purchaser without deduction, and the Purchaser shall have no further obligations to the Vendor under this Agreement except as aforesaid.

7.   VIOLATION OF LAW
     ----------------

     The Vendor represents that as of the date of this agreement the Property and/or the Vendor are not in violation of any federal, provincial or local laws and requirements.

8.   NO PROCEEDINGS
     --------------

     The Vendor represents that as of the date of this agreement the Vendor has not received nor has anyone on behalf of the Vendor received, any notice with respect to any by-law change, governmental proceedings or others affecting the Property or relating to any threatened or pending condemnation or expropriation of the Property from any governmental department, branch, agency, office or other authority which was not satisfied.

9.   CONTRACTS
     ---------

     The Vendor represents and warrants to and in favour of the Purchaser that there are no billboard contracts, maintenance contracts or other contracts affecting the property, other than a billboard contract in favour of Gould Advertising Inc. and that such contract is terminable on 30 days notice or less.

                                  SCHEDULE "A"
                                   PAGE THREE

To be read with and form a part of this Agreement of Purchase on Sale between
AMRAM'S DISTRIBUTING LTD.                                   (Purchaser) and
------------------------------------------------------------
METRUS PROPERTIES LTD.                                      (Vendor) dated
------------------------------------------------------------
NOVEMBER 25, 1997
------------------------------------------------------------

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10.  CLOSING CONDITIONS
     ------------------

     Vendor covenants and agrees that and it is a condition of closing in favour of Purchaser that:

     (a) Liens
         -----

         On the day of closing there shall be no liens registered against the Property and the time periods during which any liens could be registered shall have elapsed.

     (b) Contracts
         ---------

         All contracts entered into with respect to the property such as billboard contracts, maintenance contracts and otherwise are terminable for 30 days notice or less.

     (c) Representations
         ---------------

         On the day of closing, all representations and warranties of the Vendor contained herein shall remain true and accurate and the Vendor shall deliver a certificate from an officer of the Vendor in respect thereof.

         In the event that any or all the conditions which are for the sole and exclusive benefit of the Purchaser have not been fully satisfied, or waived by the Purchaser on or before closing, this Agreement, at the option of the Purchaser, shall come to an end and the deposit and all interest earned thereon shall be returned to the Purchaser without deduction and the Purchaser shall have no further obligations to the Vendor under this Agreement.

11.  DELIVERIES
     ----------

     The Vendor will deliver to the Purchaser within fourteen (14) days after the acceptance of this Agreement, and at no cost to the Purchaser, an up to date survey of the said 7.5 acre land parcel, together with any soil investigation reports, geotechnical reports, topographic reports or any other reports or plans which are in the Vendor's possession or control. Vendor agrees to provide a copy of the billboard contract with Gould Advertising Inc. during the said period.

12.  COSTS AND EXPENSES AND GST
     --------------------------

     The cost of examining title shall be at the Purchaser's expense. Each party shall pay the fees of its own solicitors. The costs and expenses for the registration of discharges or other registrations which are the responsibility of the Vendor in order to comply with its obligations under this Agreement shall be paid at the Closing directly by the Vendor EXCLUDING ALL COSTS OF THE PURCHASER. The Purchaser shall also be responsible to pay all tax imposed under Part IX of the Excise Tax Act (Canada)(commonly referred to as "GST") if any in connection with this sale. Prior to Closing the Purchaser shall deliver to the Vendor (i) the registration number of the Purchaser for purposes of GST and copy of the certificate of registration of the Purchaser and (ii) an indemnity in form satisfactory to the Vendor acting reasonably to pay the applicable GST and to indemnify and save the Vendor harmless from any claim or demand to pay GST with respect to the sale or Agreement.

                                  SCHEDULE "A"
                                   Page Four

To be read with and form a part of this Agreement of Purchase on Sale between
AMRAM'S DISTRIBUTING LTD.                                   (Purchaser) and
------------------------------------------------------------
METRUS PROPERTIES LTD.                                      (Vendor) dated
------------------------------------------------------------
NOVEMBER 25, 1997
------------------------------------------------------------

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13.  LEGAL ADVICE
     ------------

     The Parties to this Agreement acknowledge the CB Commercial Real Estate Group Canada Inc., Realtor has recommended that any legal advice sought be obtained through their own legal counsel. The Parties further acknowledge that no information provided by CB Commercial Real Estate Group Canada Inc., Realtor is to be construed as expert legal or tax advice.

14.  COMMISSIONS
     -----------

     The Vendor acknowledges that any real estate commissions and fees in respect of this Agreement shall be the sole responsibility of and payable by the Vendor. The Vendor agrees to indemnify and save the Purchaser harmless from any and all claims made against the Purchaser for any such commissions, fees or other similar payments.

15.  "AS IS"
     -------

     Provided that the Vendor's representation and warranty contained in Section 4 of this Schedule "A" is true and accurate and provided further that the Purchaser waives the condition set out in Section 6(1) of this Schedule "A", the Purchaser agrees to take the Property on an "as is" basis.

  Toronto
Real Estate                                      [MULTIPLE LISTING SERVICE LOGO]
   Board


                                     WAIVER


I/WE, the undersigned Purchaser of property known as:
                                                      --------------------------
                   Plan 43M-987 Block 1 and Block 2 (partial)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

hereby waive the following condition(s):


     Refer to Schedule "A"

     CONDITIONS:

     Clause 6, subsections 1, 2, 3, 5 and 6

"Understood by all parties that said waiver of conditions shall be subsequent to execution of Amendment to Agreement dated
                                         ---------------------------------------


as set out in an Agreement of Purchase and Sale, dated November 27, 1997
                                                       -----------    --
between Amram's Distributing Ltd. as Purchaser/Lessee and Metrus Properties Ltd.
        -------------------------                         ----------------------
as Vendor/Lessor.

I/We will proceed with the purchase of the above-mentioned property. All terms and conditions of the said Agreement of Purchase and Sale will remain the same, and shall be deemed to be firm and binding upon the parties hereto, except as otherwise conditioned in the Agreement as amended.

Dated at ETOBICOKE this 29TH day of JANUARY, 1998
         ---------      ----        -------    --

/S/ A. Carapinha            /S/ Elliott Rivkin                     Jan. 29, 1998
--------------------        --------------------------------       -------------
(Witness)                   (Purchaser)                            (Date)


/S/ A. Carapinha            /S/ Ennio Zuccon                       Jan. 29, 1998
--------------------        --------------------------------       -------------
(Witness)                   (Vendor)                               (Date)

  TORONTO                 FOR USE IN THE PROVINCE OF ONTARIO
REAL ESTATE                     AMENDMENT TO AGREEMENT            [REALTOR LOGO]
   BOARD

TYPE OF AGREEMENT  Agreement of Purchase and Sale      DATED  November 27, 1997
                  ------------------------------------       -------------------
SUBJECT PROPERTY Plan  43M-987 Block 1 and Block 2, partial
                 ---------------------------------------------------------------
BETWEEN PURCHASER(S)/LESSEE(S)  Amram's Distributing Limited
                               -------------------------------------------------
AND VENDOR(S)/LESSOR(S)  Metrus Properties Limited
                        --------------------------------------------------------
It is hereby understood and agreed between the undersigned parties hereto that the following changes shall be made to the above mentioned Agreement, and except for such changes noted below all other terms and conditions in this Agreement shall remain in full force and effect:

DELETE:

     Purchase Price: One Million, Five Hundred Fifty Six Thousand, Two Hundred
                     and Fifty ($1,556,250.00)

     Completion Date: This Agreement shall be completed by no later than
                      6:00 p.m. on the 30th day of January, 1998.

     2.   ACREAGE ADJUSTMENT

          The Purchaser and Vendor acknowledge that the purchase price of the real property is calculated on the basis of Two Hundred and Seven Thousand, Five Hundred ($207,500.00) per acre and that a final survey shall be supplied at the expense of the Vendor and the price shall be adjusted upwards or downwards in accordance with the Certificate of the Surveyor as to the land area, multiplied by the price of Two Hundred and Seven Thousand, Five Hundred ($207,500) per acre.

     6.   CONDITIONS

          The Purchaser's obligation under this Agreement is conditional for forty-five (45) business days from acceptance of this agreement upon the Purchaser:....
          on or before the forty fifth (45th) business day from the acceptance of this Agreement or waived by the Purchaser, this agreement....

INSERT:

     Purchase Price: One Million, Five Hundred Eighteen Thousand, Seven Hundred
                     and Fifty Dollars ($1,518,750.00)

     Completion Date: This Agreement shall be completed by no later than
                      6:00 p.m. on the 20th day of February, 1998.

     2.   ACREAGE ADJUSTMENT

          The Purchaser and Vendor acknowledge that the purchase price of the real property is calculated on the basis of Two Hundred and Two Thousand, Five Hundred ($202,500.00) per acre and that a final survey shall be supplied at the expense of the Vendor and the price shall be adjusted upwards or downwards in accordance with the Certificate of the Surveyor as to the land area, multiplied by the price of Two Hundred and Two Thousand, Five Hundred ($202,500.00) per acre.

     6.   CONDITIONS

          The Purchaser's obligation under this Agreement is conditional until
          February 13th, 1998 upon the Purchaser:....
          on or before February 13th, 1998, or waived by the Purchaser, this agreement....

DATED at     ETOBICOKE     this  29TH  day of          JANUARY            1998
        ------------------      ------        --------------------------    --

SIGNED, SEALED AND DELIVERED                 IN WITNESS whereof I have hereunto set my hand and seal:
in the presence of

/s/ A. Carapinha                             /s/ Elliott Rivkin                                (Affix Seal)    1/29/98
----------------------------------------     -------------------------------------------------              -------------
(Witness)                                    (Purchaser/Lessee)                                             (Date)

                                                                                               (Affix Seal)
----------------------------------------     -------------------------------------------------              -------------
(Witness)                                    (Purchaser/Lessee)                                             (Date)

DATED at    ETOBICOKE      this  29th  day of          January            1998
        ------------------      ------        ---------------------------   --

                                             IN WITNESS whereof I have hereunto set my hand and seal:
in the presence of

/s/ A. Carapinha                             /s/ Ennio Zuccon                                  (Affix Seal) Jan 29/98
----------------------------------------     -------------------------------------------------              -------------
(Witness)                                    (Vendor/Lessor)                                                (Date)

                                                                                               (Affix Seal)
----------------------------------------     -------------------------------------------------              -------------
(Witness)                                    (Vendor/Lessor)                                                (Date)

                                ACKNOWLEDGEMENT

I/WE acknowledge receipt of a signed copy of this accepted            I/WE acknowledge receipt of a signed copy of this accepted
Amendment to Agreement and authorize a copy to be forwarded to        Amendment to Agreement and authorize a copy to be forwarded to
my/our solicitor.                                                     my/our solicitor.


----------------------------------------     -----------------        ----------------------------------------     -----------------
(Vendor/Lessor)                              (Date)                   (Purchaser/Lessee)                           (Date)


----------------------------------------     -----------------        ----------------------------------------     -----------------
(Vendor/Lessor)                              (Date)                   (Purchaser/Lessee)                           (Date)


--------------------------------------------------------------        --------------------------------------------------------------
(Vendor/Lessor's Address)                                             (Purchaser/Lessee's Address)


-----------------------------------------    -----------------        -----------------------------------------     ----------------
                                             (Phone #)                                                              (Phone #)


--------------------------------------------------------------        --------------------------------------------------------------
(Vendor/Lessor & Solicitor)                                           (Purchaser's/Lessee's Solicitor)

  Toronto
Real Estate                   WAIVER             [MULTIPLE LISTING SERVICE LOGO]
   Board

I/WE, the undersigned Purchaser of property known as:

     Plan 43M-987 Block 1 and Block 2 (partial)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

hereby waive the following condition(s):


Refer to Schedule "A"
---------------------

Conditions:

Clause 6, subsection 4

(4) satisfying itself that the zoning of the property will permit the use of the property by the Purchaser for its intended purposes;




as set out in an Agreement of Purchase and Sale,

dated      November 27      , 19  97
      ----------------------    -----
between   Amram's Distributing Ltd.           as Purchaser
       ---------------------------------------
and         Metrus Properties Ltd.               as Vendor,
    ---------------------------------------------

I/We will proceed with the purchase of the above-mentioned property. All terms and conditions of the said Agreement of Purchase and Sale will remain the same, and shall be deemed to be firm and binding upon the parties hereto.

Dated at X ETOBICOKE      this   12th    day of      February           , 19 98
        ------------------     --------         ------------------------    ----

                              [AMRAM'S DISTRIBUTING LTD. STAMP]
X /s/ S. Nowdcin              X /s/ Elliott Rivkin               X FEB. 12, 1998
---------------------------   ---------------------------------  ---------------
(Witness)                     (Purchaser)                         (Date)


---------------------------   ---------------------------------    -------------
(Witness)                     (Vendor)                              (Date)